Exhibit 10.1

This Exhibit omits certain confidential information.

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 31, 2020 (the “Second Amendment Effective Date”), is entered into by and among BRPI Acquisition Co LLC, a Delaware limited liability company, United Online, Inc., a Delaware corporation, YMax Corporation, a Delaware corporation (collectively, the “Borrowers”), the Affiliates of the Borrowers identified on the signature pages hereto (collectively, the “Secured Guarantors”), the financial institutions identified on the signature pages hereto (collectively, the “Lenders”), and Banc of California, N.A., as Administrative Agent (the “Administrative Agent”), with reference to the following facts:

RECITALS

A. The Borrowers, the Secured Guarantors, the Lenders, and the Administrative Agent are parties to a Credit Agreement dated as of December 19, 2018, as amended by a First Amendment to Credit Agreement and Joinder dated as of January 30, 2019 (collectively, the “Credit Agreement”), pursuant to which the Lenders made Term Loans to the Borrowers in the aggregate original principal amount of $90,000,000.

B. The parties wish to amend the Credit Agreement to provide for: (i) the Lenders’ making new term loans to the Borrowers in the aggregate original principal amount of $75,000,000, the proceeds of which the Borrowers’ shall use to repay the outstanding principal amount of the current Term Loans and Optional Loans; and (ii) to make certain other modifications, all as set forth below.

NOW, THEREFORE, the parties hereby agree as follows:

1. Defined Terms. All initially capitalized terms used in this Amendment (including, without limitation, in the recitals to this Amendment) without definition shall have the respective meanings assigned to such terms in the Credit Agreement.

2. Addition of New Definitions. Section 1.01 of the Credit Agreement is hereby amended and supplemented by adding the following definitions therein in appropriate alphabetical order:

“Consolidated Excess Cash Flow” means, for any fiscal year of Holdco and its Subsidiaries, the difference of the following, determined on a Consolidated basis, without duplication, for Holdco and its Subsidiaries in accordance with GAAP: (a) Consolidated Adjusted EBITDA for such fiscal year; and (b) the sum of: (i) aggregate Capital Expenditures made during such fiscal year other than Financed Capital Expenditures; (ii) aggregate distributions for or payments of Taxes payable during such fiscal year; (iii) aggregate scheduled or required payments of principal and interest paid on Indebtedness during such fiscal year; (iv) aggregate prepayments of principal on Indebtedness paid during such year, but only if such prepayments are applied to the principal amount of the Term Loans in the inverse order of maturity, rather than to any principal payments that are due during such year; (v) any increase (or minus any decrease) in Working Capital for such fiscal year; (vi) aggregate payments to the Parent and/or Ultimate Parent pursuant to the terms of the shared services arrangements and other similar transactions contemplated by Section 7.08(b) hereof; and (vii) add-backs taken into account in the calculation of Consolidated Adjusted EBITDA pursuant to clauses (v), (vi), (vii), (xi), (xii), (xiii), (xv) or (xvi) of such definition.

“Current Assets” means, at a particular date, all accounts and inventory of Holdings and its Subsidiaries on a Consolidated basis and all other items (excluding cash and cash equivalents) that would, in conformity with GAAP, be included under current assets on a balance sheet of Holdings and its Subsidiaries on a Consolidated basis as at such date; provided, however, that such amounts shall not include (a) any amounts for any Indebtedness owing by an Affiliate of any Borrower, unless such Indebtedness arose in connection with the sale of goods or rendition of services in the ordinary course of business and would otherwise constitute current assets in conformity with GAAP, (b) any Equity Interests issued by an Affiliate of any Borrower, or (c) the cash surrender value of any life insurance policy.

“Current Liabilities” shall mean, at a particular date, all amounts which would, in conformity with GAAP, be included under current liabilities on a balance sheet of Holdings and its Subsidiaries on a Consolidated basis as at such date, but in any event including the amounts of (a) all Indebtedness of Holdings and its Subsidiaries on a Consolidated basis payable on demand, or, at the option of the Person to whom such Indebtedness is owed, not more than twelve (12) months after such date, but excluding the current portion of long-term debt, (b) any principal payments in respect of any Indebtedness of any Borrower (whether installment, serial maturity, sinking fund payment or otherwise) required to be made not more than twelve (12) months after such date, excluding the current portion of long-term debt, (c) all reserves in respect of liabilities or Indebtedness payable on demand or, at the option of the Person to whom such Indebtedness is owed, not more than twelve (12) months after such date, other than any such reserves for the current portion of long-term debt, and (d) all accruals for federal or other taxes measured by income payable within a twelve (12) month period.

“Second Amendment Effective Date” means December 31, 2020, the effective date of the Second Amendment to Credit Agreement by and among the Borrowers, the Secured Guarantors, the Lenders and the Administrative Agent.

“Working Capital” means, at any date of determination thereof, the excess, if any, of Current Assets over Current Liabilities at such date.

3. Amendment of Current Definitions. Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definitions of “Consolidated Fixed Charge Coverage Ratio,” “Permitted Distributions” and “Term Loan Maturity Date” so that they read in full as follows (deleted text is indicated by ~~strikethrough~~ formatting; added text is indicated in bold, italicized and underscored type):

“Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) (i) Consolidated Adjusted EBITDA less (ii) the aggregate amount of all non-financed cash Capital Expenditures, less (iii) the aggregate amount of federal, state, local and foreign income taxes paid in cash, less (iv) the aggregate amount of cash distributions or dividends, in each case, of or by Holdco and its Subsidiaries for the most recently completed Measurement Period, excluding any distribution or dividend of the type described in clause (ii) of the definition of “Permitted Distributions” and excluding any Permitted Distribution made on the Second Amendment Effective Date to (b) the sum of (i) Consolidated Interest Charges to the extent paid in cash for the most recently completed Measurement Period, but excluding any such payments to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 7.02 (other than the Term Loans provided by the Lenders to the Borrowers on the Second Amendment Effective Date), plus (ii) the current portion of Capitalized Lease obligations, plus (iii) the lesser of the outstanding principal amount of the Term Loans and the Term Loan Reduction Installment~~, in each case~~ for the most recently completed Measurement Period.

“Permitted Distributions” means , the aggregate cash distributions or dividends by the Borrowers to Parent and/or Ultimate Parent being made:

(i) on the Closing Date in accordance with Section 6.11;

(ii) with the proceeds of any Optional Loans borrowed after the Closing Date in accordance with Section 6.11; and

(iii) otherwise from time to time but, in the case of this clause (iii) only, also subject to all of the following additional requirements, (a) in no event prior to ~~the first anniversary of the Closing Date~~ making any mandatory prepayment, if any, due under Section 2.7(e) based upon Consolidated Excess Cash Flow for the immediately preceding fiscal year and (b) in no event in an aggregate amount in excess of ~~$10,000,000 in any year of the term of this Agreement~~ as applicable, (1) $30,000,000 in one distribution on the Second Amendment Effective Date, (2) $0 in 2021, (3) $5,000,000 in 2022, (4) $8,000,000 in 2023, (5) $8,000,000 in 2024, (6) $8,000,000 in 2025, which are, in turn, distributed to the holders of Parent’s and/or Ultimate Parent’s Equity Interests so long as the Borrowers shall have delivered to Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, (x) except with respect to the distribution on the Second Amendment Effective Date, the audited financial statements required by Section 6.01(b) for Borrowers’ immediately preceding fiscal year ~~ending December 31, 2018~~ and (y) evidence that immediately before and after giving effect to such dividends or distributions (A) no Event of Default shall have occurred and be continuing at the time thereof or result therefrom, (B) the Loan Parties are in Pro Forma Compliance with each of the financial covenants set forth in Section 7.11 and (C) the Borrowers have aggregate balance sheet cash (or solely in the case of the distribution in the amount of $30,000,000 permitted to be made on the Second Amendment Effective Date, a combination of aggregate balance sheet cash and unused Term Loan proceeds) of at least ~~$10,000,000~~ $5,000,000.

“Term Loan Maturity Date” means ~~December 19, 2023~~ December 31, 2025, or such earlier date as the Term Loans shall become due and payable in full in accordance with the terms hereof (whether by acceleration or otherwise).

4. Increase in Interest Rate Margin; Establishment of All-In Rate Floor.

A. Increase in Interest Rate Margin. Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Applicable Margin” so that it reads in full as follows (deleted text is indicated by ~~strikethrough~~ formatting; added text is indicated in bold, italicized and underscored type):

“Applicable Margin” means, for any day, the interest rate margin per annum set forth below opposite the applicable Level then in effect (based on the Consolidated Total Funded Debt Ratio) to be added to the Eurodollar Adjusted Rate:

Level	Consolidated Total Funded Debt Ratio	Applicable Margin
1	˃ 1.50:1.00	~~3.00%~~ 3.25%
2	> 1.00:1.00 and ≤ 1.50:1.00	~~2.75%~~ 3.00%
3	≤ 1.00:1.00	~~2.50%~~ 2.75%

Any increase or decrease in the Applicable Margin resulting from a change in the Consolidated Total Funded Debt Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Level 1 shall apply, in each case as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the first Business Day following the date on which such Compliance Certificate is delivered.

Notwithstanding anything to the contrary contained in this definition, ~~(a)~~ the determination of the Applicable Margin for any period shall be subject to the provisions of Section 2.10(b) ~~and (b) the initial Applicable Margin shall be set forth in Level 1 until the first Business Day immediately following the date a Compliance Certificate is delivered to the Administrative Agent pursuant to Section 6.02(b) for the second full fiscal quarter to occur following the Closing Date~~. Any adjustment in the Applicable Margin shall be applicable to all Credit Extensions then existing or subsequently made or issued.

B. Establishment of All-In Rate “Floor.” Section 2.10(a) of the Credit Agreement is hereby amended and restated to read in full as follows (deleted text is indicated by ~~strikethrough~~ formatting; added text is indicated in bold, italicized and underscored type):

“(a) Interest. Subject to the provisions of Section 2.10(b), each Term Loan shall bear interest on the outstanding principal amount thereof for each day during each Interest Period from the applicable borrowing date at a rate per annum equal to the greater of: (i) the Eurodollar Rate for such Interest Period plus the Applicable Margin or (ii) 3.00%.”

5. New Term Loans. Section 2.01 of the Credit Agreement is hereby amended and restated to read in full as follows:

2.01 Term Loans; Term Loan Commitments.

(a) Subject to the terms and conditions hereof, each Lender severally agrees to make a term loan (each, a ‘Term Loan’ and collectively, the ‘Term Loans’) to the Borrowers on the Second Amendment Effective Date in an aggregate principal amount equal to the amount of the Term Loan Commitment of such Lender. After the funding of its respective Term Loans in an amount equal to its respective Term Loan Commitment on the Second Amendment Effective Date, each such Lender’s respective Term Loan Commitments shall expire.

(b) Subject to Sections 3.02 and 3.03, all Term Loans shall be LIBOR Loans.

(c) Each Lender shall maintain in its internal records an account or accounts evidencing the Indebtedness hereunder of the Borrowers to such Lender, including the amounts of the Term Loans made by such Lender and each repayment and prepayment in respect thereof. Any such recordation shall be conclusive and binding on the Borrowers, absent manifest error; provided, that the failure to make any such recordation, or any error in such recordation, shall not affect any Lender’s Term Loan Commitment or the Borrowers’ Obligations in respect of any Term Loans; and provided further, in the event of any inconsistency between the Register and any Lender’s records, the recordations in the Register shall govern. If so requested by any Lender by written notice to the Borrowers (with a copy to the Administrative Agent), the Borrowers shall execute and deliver to such Lender a Term Note substantially in the form of Exhibit F (a ‘Term Note’) to evidence such Lender’s Term Loans.

(d) On each date set forth below, the Borrowers shall repay the principal of the Term Loans in an aggregate amount equal to the corresponding amount set forth below (each such amount, a ‘Term Loan Reduction Installment’):

Payment Date	Term Loan Reduction Installment Amount
March 31, 2021	$4,750,000
June 30, 2021	$4,750,000
September 30, 2021	$4,750,000
December 31, 2021	$4,750,000
March 31, 2022	$4,250,000
June 30, 2022	$4,250,000
September 30, 2022	$4,250,000
December 31, 2022	$4,250,000
March 31, 2023	$3,750,000
June 30, 2023	$3,750,000
September 30, 2023	$3,750,000
December 31, 2023	$3,750,000
March 31, 2024	$3,250,000
June 30, 2024	$3,250,000
September 30, 2024	$3,250,000
December 31, 2024	$3,250,000
March 31, 2025	$2,750,000
June 30, 2025	$2,750,000
September 30, 2025	$2,750,000

The final Term Reduction Installment shall be due on the Term Loan Maturity Date and shall be in an amount equal to all principal and interest outstanding with respect to the Term Loans. The aggregate amount payable to any Term Loan Lender on any date set forth in this Section 2.01(d) shall be determined in accordance with the provisions of Section 2.14.

(e) The Borrowers shall give the Administrative Agent irrevocable written notice, substantially in the form of a Loan Notice (which notice must be received by the Administrative Agent prior to 9:00 a.m., Los Angeles time, on the Second Amendment Effective Date) requesting that the Lenders make the Term Loans in accordance with their respective Term Loan Commitments on the Second Amendment Effective Date. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender thereof. Not later than 11:00 a.m., Los Angeles time, on the Second Amendment Effective Date, each Lender shall make available to the Administrative Agent the amount of such Lender’s Term Loan Commitment in immediately available funds by wiring such amount to such account as the Administrative Agent shall specify. On the Second Amendment Effective Date, the Administrative Agent may, in the absence of notification from any Lender that such Lender will not make its pro rata share available to the Administrative Agent on such date, credit the account of the Borrowers on the books of the Administrative Agent (or credit such other account as the Borrowers shall instruct the Administrative Agent in writing) in an amount equal to the aggregate Term Loan Commitments.

(f) Neither the Administrative Agent nor any Lender shall be responsible for the obligations or Term Loan Commitment of any other Lender hereunder, nor will the failure of any Lender to comply with the terms of this Agreement relieve any other Lender or the Borrowers of their obligations under this Agreement.

 (g) Borrower shall use all of the proceeds of the Term Loans made on the Second Amendment Effective Date to repay in full the then outstanding principal amount and all accrued and unpaid interest on (i) the Term Loans made by certain of the Lenders on the Closing Date and the Optional Loans made by City National Bank after the Closing Date.”

6. Mandatory Prepayments from Consolidated Excess Cash Flow. Section 2.07 of the Credit Agreement is hereby amended and supplemented by (i) amending and restating subsection (f) thereof and adding a new subsection (g) therein as follows (deleted text from former subsection (f) is indicated by ~~strikethrough~~ formatting; added text to former subsection (f) is indicated in bold, italicized and underscored type):

“(f) The Borrowers shall prepay the outstanding principal amount of the Term Loans in an amount equal to 25% of Consolidated Excess Cash Flow for each fiscal year commencing with the fiscal year ending December 31, 2020, provided that any voluntary prepayment of the Term Loans made by the Borrowers pursuant to Section 2.06 that is applied to the principal amount of the Term Loans in the inverse order of maturity shall be credited toward, and shall reduce dollar-for dollar, the amount of the Borrowers’ required mandatory principal payments pursuant to this Section 2.07(f). Each mandatory prepayment amount hereunder shall be payable within five (5) days after the Borrowers’ delivery to the Administrative Agent of the audited financial statements referred to in and required by Section 6.01(b) for such fiscal year but in any event not later than one hundred twenty-five (125) days after the end of each such fiscal year.

~~(f)~~ (g) Each prepayment of the Term Loans pursuant to Sections 2.07(a) through ~~(e)~~ (f) shall be applied to the outstanding principal balance of Term Loans. Any prepayment proceeds remaining after application of such prepayment in accordance with the terms hereof shall, so long as no Default has occurred and is continuing, be returned to the Borrowers. Each prepayment under this Section 2.07 shall be accompanied by payment in full of all accrued interest to and including the date of such prepayment. ~~Each~~ Except as set forth in Section 2.07(f) in the case of voluntary prepayments of the Term Loans that are credited toward the Borrowers’ obligation to make principal payments on the Term Loans from Consolidated Excess Cash Flow (which voluntary payments shall be applied to repay the principal amount of the Term Loans in the inverse order of maturity), each prepayment of Term Loans under this Section 2.07 shall be applied to the remaining Term Reduction Installments including the final installment due on the Term Loan Maturity Date on a pro rata basis, and no such amounts shall be available for reborrowing.

7. Amendment of Consolidated Total Funded Debt Ratio Covenant. Section 7.11(a) of the Credit Agreement is hereby amended and restated to read in full as follows:

“(a) Consolidated Total Funded Debt Ratio. Permit the Consolidated Total Funded Debt Ratio as of the end of any Measurement Period ending as of the end of any fiscal quarter of the Borrowers set forth below to be greater than the ratio set forth below opposite such period:

Measurement Period Ending	Maximum Consolidated Total Funded Debt Ratio
December 31, 2020	2.50:1.00
March 31, 2021	2.50:1.00
June 30, 2021	2.50:1.00
September 30, 2021	2.25:1.00
December 31, 2021	2.25:1.00
March 31, 2022	2.00:1.00
June 30, 2022	2.00:1.00
September 30, 2022	1.75:1.00
December 31, 2022	1.75:1.00
March 31, 2023 and each fiscal quarter ending thereafter	1.50:1.00

8. Amendment of Schedule of Commitments and Applicable Percentages. Schedule 1.1(b) to the Credit Agreement is hereby amended and restated to read in full as set forth on Schedule 1.1(b) to this Amendment.

9. Updated Schedules of Borrowers. Schedules 1.01(c), 5.10, 5.20(a), 5.20(b), 5.21(d)(i), 5.21(f) and 5.21(g)(i) to the Credit Agreement are hereby amended and restated to read in full as set forth on Schedules 1.01(c), 5.10, 5.20(a), 5.20(b), 5.21(d)(i), 5.21(f) and 5.21(g)(i) to this Amendment.

10. Amendment of Term Note Exhibit. Exhibit F to the Credit Agreement is hereby amended and restated to read in full as set forth on Exhibit F to this Amendment (deleted text from Exhibit F is indicated by ~~strikethrough~~ formatting; added text to Exhibit F is indicated in bold, italicized and underscored type).

11. Commitment Fee for Term Loans. On the Second Amendment Effective Date, the Borrowers shall pay to the Administrative Agent, for the ratable benefit of the Lenders, a one-time, non-refundable and fully earned commitment fee equal to [______] basis points times the Aggregate Commitments of the Lenders to make the Term Loans [_____].

12. Conditions Precedent. This Amendment shall be effective on the Second Amendment Effective Date subject to the satisfaction of each of the following conditions:

(i) This Amendment. The Administrative Agent shall have received this Amendment, duly executed by the Borrowers, the Secured Guarantors, and the Lenders;

(ii) Replacement Notes. The Administrative Agent shall have received a promissory note executed by a Responsible Officer of each Borrower in favor of each Lender, in the original principal amount of such Lender’s Term Loan Commitment;

(iii) Officer’s Certificate. The Administrative Agent shall have received an Officer’s Certificate dated the Second Amendment Effective Date, certifying as to the Organization Documents of each Loan Party (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), the resolutions of the governing body of each Loan Party, the good standing, existence or its equivalent of each Loan Party and of the incumbency (including specimen signatures) of the Responsible Officers of each Loan Party;

(iv) Loan Notice. The Administrative Agent shall have received a Loan Notice with respect to the Term Loans to be made on the Second Amendment Effective Date;

(v) Acknowledgment of Guaranties by Parent and Ultimate Parent. Parent and Ultimate Parent shall have executed the Acknowledgment of Parent and Ultimate Parent Guarantors attached to this Amendment;

(vi) Fees. The Administrative Agent shall have received payment from Borrowers, for the benefit of the Lenders, of the Commitment Fee required by Section 9 hereof, and the Administrative Agent shall have received all fees owing pursuant to a separate fee letter agreement between the Administrative Agent and the Borrowers;

(vii) Expenses. The Administrative Agent shall have received payment from the Borrowers of all costs and expenses (including, without limitation, the reasonable fees and expenses of Buchalter, P.C., outside counsel to the Administrative Agent) incurred by the Administrative Agent in connection with this Amendment, to the extent invoiced on or before the Second Amendment Effective Date;

(viii) Representations and Warranties. The representations and warranties of the Borrowers and each other Loan Party contained in Article II or Article V of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the Second Amendment Effective Date, except (i) that for purposes of this Section 4.01(p), the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(b), respectively; and (ii) to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date;

(ix) Default. No Default shall exist, or would result from the Term Loans or from the application of the proceeds thereof;

(x) Other Documents. All other documents provided for herein or which the Administrative Agent or any other Lender may reasonably request or require; and

(xi) Additional Information. Such additional information and materials which the Administrative Agent and/or any Lender shall reasonably request or require.

13. Reaffirmation and Ratification. The Borrowers and the Secured Guarantors hereby reaffirm, ratify and confirm the Obligations under the Credit Agreement and acknowledge that all of the terms and conditions of the Credit Agreement, as amended hereby, remain in full force and effect.

14. Integration. This Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Amendment.

15. Counterparts; Electronic Signatures. This Amendment may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The parties may deliver executed copies of the documents required by Section 12 to the Administrative Agent on the Second Amendment Effective Date. The parties shall deliver the originals of such documents to the Administrative Agent no later than thirty (30) days after the Second Amendment Effective Date.

16. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of California.

[Rest of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.

BORROWERS:

BRPI ACQUISITION CO LLC,
a Delaware limited liability company

By:	/s/ Kenneth Young
Name:	Kenneth Young
Title:	Chief Executive Officer

UNITED ONLINE, INC.,
a Delaware corporation

By:	/s/ Kenneth Young
Name:	Kenneth Young
Title:	Chief Executive Officer

YMAX CORPORATION,
a Delaware corporation

By:	/s/ Kenneth Young
Name:	Kenneth Young
Title:	Chief Executive Officer

Second Amendment to Credit Agreement

SECURED GUARANTORS:

NETZERO, INC.,
a Delaware corporation

By:	/s/ Kenneth Young
Name:	Kenneth Young
Title:	Chief Executive Officer

JUNO ONLINE SERVICES, INC.,
a Delaware corporation

By:	/s/ Kenneth Young
Name:	Kenneth Young
Title:	Chief Executive Officer

JUNO INTERNET SERVICES, INC.,
a Delaware corporation

By:	/s/ Kenneth Young
Name:	Kenneth Young
Title:	Chief Executive Officer

CLASSMATES MEDIA CORPORATION,
a Delaware corporation

By:	/s/ Kenneth Young
Name:	Kenneth Young
Title:	Chief Executive Officer

NETZERO MODECOM, INC.,
a Delaware corporation

By:	/s/ Kenneth Young
Name:	Kenneth Young
Title:	Chief Executive Officer

NETZERO WIRELESS, INC.,
a Delaware corporation

By:	/s/ Kenneth Young
Name:	Kenneth Young
Title:	Chief Executive Officer

Second Amendment to Credit Agreement

UNITED ONLINE ADVERTISING NETWORK, INC.,
a Delaware corporation

By:	/s/ Kenneth Young
Name:	Kenneth Young
Title:	Chief Executive Officer

UNITED ONLINE WEB SERVICES,
a Delaware corporation

By:	/s/ Kenneth Young
Name:	Kenneth Young
Title:	Chief Executive Officer

MAGICJACK HOLDINGS CORPORATION,
a Delaware corporation

By:	/s/ Kenneth Young
Name:	Kenneth Young
Title:	Chief Executive Officer

BROADSMART HOLDING CO INC.,
a Delaware corporation

By:	/s/ Kenneth Young
Name:	Kenneth Young
Title:	Chief Executive Officer

Second Amendment to Credit Agreement

MAGICJACK VOIP SERVICES, LLC,
a Delaware limited liability company

By:	/s/ Kenneth Young
Name:	Kenneth Young
Title:	Chief Executive Officer

MAGICJACK LP,
a Delaware limited partnership

By:	MAGICJACK HOLDINGS CORPORATION,
its General Partner

By:	/s/ Kenneth Young
Name:	Kenneth Young
Title:	Chief Executive Officer

YMAX COMMUNICATIONS CORP. OF VIRGINIA,
a Virginia corporation

By:	/s/ Kenneth Young
Name:	Kenneth Young
Title:	Chief Executive Officer

MAGICJACK SMB, INC.,
a Florida corporation

By:	/s/ Kenneth Young
Name:	Kenneth Young
Title:	Chief Executive Officer

Second Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

BANC OF CALIFORNIA, N.A.,
as Administrative Agent

By:	/s/ Angelsea Waters
Name:	Angelsea Waters
Title:	SVP

Second Amendment to Credit Agreement

LENDERS:

BANC OF CALIFORNIA, N.A.

By:	/s/ Angelsea Waters
Name:	Angelsea Waters
Title:	SVP

Second Amendment to Credit Agreement

UMPQUA BANK

By:	/s/Craig Takeshige
Name:	Craig Takeshige
Title:	SVP

Second Amendment to Credit Agreement

BANKUNITED, N.A.

By:	/s/Arthur Rhatigan
Name:	Arthur Rhatigan
Title:	S.V.P

Second Amendment to Credit Agreement

BANK HAPOALIM B.M.

By:	/s/ Elliot Winter
Name:	Elliot Winter
Title:	SVP

By:	/s/ Victor Liu
Name:	Victor Liu
Title:	SVP

Second Amendment to Credit Agreement

CITY NATIONAL BANK

By:	/s/Eric Lo
Name:	Eric Lo
Title:	Senior Vice President

Second Amendment to Credit Agreement

ACKNOWLEDGMENT OF PARENT AND

ULTIMATE PARENT GUARANTORS

The undersigned (the “Parent and Ultimate Parent Guarantors”) hereby acknowledge and agree to the attached Second Amendment to Credit Agreement (the “Second Amendment”), including, without limitation, the Term Loans to me made by the Lenders to the Borrowers thereunder. The Parent and Ultimate Parent Guarantors acknowledge and reaffirm their obligations owing to the Secured Parties under their respective unconditional guaranties (collectively, the “Guaranties”), and the Parent and Ultimate Parent Guarantors agree that their respective Guaranties are and shall remain in full force and effect notwithstanding the Second Amendment. Although the Parent and Ultimate Parent Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to the same, the Parent and Ultimate Parent Guarantors understand that neither the Administrative Agent nor any other Secured Party has any obligation to inform the Parent and Ultimate Parent Guarantors of such matters in the future nor any obligation to seek the Parent and Ultimate Parent Guarantors’ acknowledgement or agreement to future amendments, consents or waivers with respect to the Credit Agreement, and nothing herein shall create such a duty.

All initially capitalized terms used in this Acknowledgment of Guarantors shall have the respective meanings set forth for such terms in the Credit Agreement referred to in the Second Amendment.

Dated: As of December 31, 2020	B. RILEY PRINCIPAL INVESTMENTS, LLC,
a Delaware limited liability company

	By:	/s/ Phillip Ahn
	Name:	Phillip Ahn
	Title:	CFO

B. RILEY FINANCIAL, INC.,
a Delaware corporation

	By:	/s/ Phillip Ahn
	Name:	Phillip Ahn
	Title:	CFO

Acknowledgment of Parent and Ultimate Parent Guarantors

(Second Amendment to Credit Agreement)

SCHEDULE 1.01(b)

Commitments and Applicable Percentages

This Schedule omits certain confidential information.

SCHEDULE 1.01(c)

Officers of Each Borrower and Guarantor

This Schedule omits certain confidential information.

SCHEDULE 5.10

Insurance Policies of the Borrowers and Guarantors

This Schedule omits certain confidential information.

SCHEDULE 5.20(a)

Subsidiaries, Joint Ventures, Partnerships and Other Equity Investments of the Borrowers and Guarantors

This Schedule omits certain confidential information.

SCHEDULE 5.20(b)

List of the Borrowers and Guarantors

This Schedule omits certain confidential information.

SCHEDULE 5.21(d)(i)

Deposit Accounts and Securities Accounts

This Schedule omits certain confidential information.

SCHEDULE 5.21(f)

Equity Interests Pledged by the Borrowers and Guarantors

This Schedule omits certain confidential information.

SCHEDULE 5.21(g)(i)

Properties of the Borrowers and Guarantors

This Schedule omits certain confidential information.

EXHIBIT F

[Form of]

Term Note

December 31, 2020

FOR VALUE RECEIVED, the undersigned (collectively, the “Borrowers”), jointly and severally, hereby promise to pay to [_____________________] or its registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of the Term Loan made by the Lender to the Borrowers on the Second Amendment Effective Date under that certain Credit Agreement, dated as of December 19, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among BRPI Acquisition Co LLC, a Delaware limited liability company, United Online, Inc., a Delaware corporation and YMax Corporation, a Delaware corporation (collectively, the “Borrowers”), the Secured Guarantors, the Lenders from time to time party thereto, and Banc of California, N.A., as Administrative Agent.

The Borrowers, jointly and severally, promise to pay interest on the unpaid principal amount of the Term Loan made by the Lender to the Borrowers from the date of such Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Term Note is one of the Term Notes referred to in the Credit Agreement, and the holder is entitled to the benefits thereof. The Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term Note and endorse thereon the date, amount and maturity of its Term Loan and payments with respect thereto.

The Borrowers, for themselves and their respective successors and assigns, hereby waive diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term Note.

Delivery of an executed counterpart of a signature page of this Term Note by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Term Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

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Exhibit F- 1

BRPI ACQUISITION CO LLC,
a Delaware limited liability company

UNITED ONLINE, INC.,
a Delaware corporation

YMAX CORPORATION,
a Delaware corporation

By:
Name:
Title:

Exhibit F-2